Cincinnati Financial Corporation
Supplemental Financial Data
for the Period Ending December 31, 2016

6200 South Gilmore Road
Fairfield, Ohio 45014-5141
cinfin.com

Investor Contact:	Media Contact:	Shareholder Contact:
Dennis E. McDaniel	Betsy E. Ertel	Brandon McIntosh
513-870-2768	513-603-5323	513-870-2696

	A.M. Best	Fitch	Moody's	Standard & Poor's
Cincinnati Financial Corporation
Corporate Debt	a-	A-	A3	BBB+

The Cincinnati Insurance Companies
Insurer Financial Strength

Property Casualty Group
Standard Market Subsidiaries:	A+	—	A1	A+
The Cincinnati Insurance Company	A+	A+	A1	A+
The Cincinnati Indemnity Company	A+	A+	A1	A+
The Cincinnati Casualty Company	A+	A+	A1	A+
Surplus Lines Subsidiary:
The Cincinnati Specialty Underwriters Insurance Company	A+	—	—	—

The Cincinnati Life Insurance Company	A	A+	—	A+

Ratings are as of February 7, 2017, under continuous review and subject to change and/or affirmation. For the current ratings, select Financial Strength on cinfin.com.
The consolidated financial statements and financial exhibits that follow are unaudited. These consolidated financial statements and exhibits should be read in conjunction with the consolidated financial statements and notes included with our periodic filings with the U.S. Securities and Exchange Commission. The results of operations for interim periods may not be indicative of results to be expected for the full year.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation
Supplemental Financial Data
Fourth Quarter 2016

Page
Definitions of Non-GAAP Information and Reconciliation to Comparable GAAP Measures	3

Consolidated
Quick Reference	4
CFC and Subsidiaries Consolidation – Twelve Months Ended December 31, 2016	5
CFC and Subsidiaries Consolidation – Three Months Ended December 31, 2016	6
5-Year Net Income Reconciliation	7
CFC Insurance Subsidiaries – Selected Balance Sheet Data	8

Consolidated Property Casualty Insurance Operations
Statutory Statements of Income	9
Consolidated Cincinnati Insurance Companies – Losses Incurred Detail	10
Consolidated Cincinnati Insurance Companies – Loss Ratio Detail	11
Consolidated Cincinnati Insurance Companies – Loss Claim Count Detail	12
Direct Written Premiums by Risk State by Line of Business	13
Quarterly Property Casualty Data – Commercial Lines	14
Quarterly Property Casualty Data – Personal Lines and Excess & Surplus Lines	15
Loss and Loss Expense Analysis – Twelve Months Ended December 31, 2016	16
Loss and Loss Expense Analysis – Three Months Ended December 31, 2016	17

Reconciliation Data
Quarterly Property Casualty Data – Consolidated	18
Quarterly Property Casualty Data – Commercial Lines	19
Quarterly Property Casualty Data – Personal Lines	20
Quarterly Property Casualty Data – Excess & Surplus Lines	21

Life Insurance Operations
Statutory Statements of Income	22

CINF Fourth-Quarter 2016 Supplemental Financial Data

Definitions of Non-GAAP Information and
Reconciliation to Comparable GAAP Measures
Cincinnati Financial Corporation prepares its public financial statements in conformity with accounting principles generally accepted in the United States of America (GAAP). Statutory data is prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners’ (NAIC) Accounting Practices and Procedures Manual, and therefore is not reconciled to GAAP data.
Management uses certain non-GAAP and non-statutory financial measures to evaluate its primary business areas – property casualty insurance, life insurance and investments. Management uses these measures when analyzing both GAAP and non-GAAP measures to improve its understanding of trends in the underlying business and to help avoid incorrect or misleading assumptions and conclusions about the success or failure of company strategies. Management adjustments to GAAP measures generally: apply to non-recurring events that are unrelated to business performance and distort short-term results; involve values that fluctuate based on events outside of management’s control; supplement reporting segment disclosures with disclosures for a subsidiary company or for a combination of subsidiaries or reporting segments; or relate to accounting refinements that affect comparability between periods, creating a need to analyze data on the same basis.

•
Operating income: Operating income is calculated by excluding net realized investment gains and losses (defined as realized investment gains and losses after applicable federal and state income taxes) from net income. Management evaluates operating income to measure the success of pricing, rate and underwriting strategies. While realized investment gains (or losses) are integral to the company’s insurance operations over the long term, the determination to realize investment gains or losses in any period may be subject to management’s discretion and is independent of the insurance underwriting process. Also, under applicable GAAP accounting requirements, gains and losses can be recognized from certain changes in market values of securities without actual realization. Management believes that the level of realized investment gains or losses for any particular period, while it may be material, may not fully indicate the performance of ongoing underlying business operations in that period.

For these reasons, many investors and shareholders consider operating income to be one of the more meaningful measures for evaluating insurance company performance. Equity analysts who report on the insurance industry and the company generally focus on this metric in their analyses. The company presents operating income so that all investors have what management believes to be a useful supplement to GAAP information.

•
Value creation ratio: This is a measure of shareholder value creation that management believes captures the contribution of the company’s insurance operations, the success of its investment strategy and the importance placed on paying cash dividends to shareholders. The value creation ratio measure is made up of two primary components: (1) rate of growth in book value per share plus (2) the ratio of dividends declared per share to beginning book value per share. Management believes this non-GAAP measure is a useful supplement to GAAP information, providing a meaningful measure of long-term progress in creating shareholder value. It is intended to be all-inclusive regarding changes in book value per share, and uses originally reported book value per share in cases where book value per share has been adjusted, such as adoption of Accounting Standards Updates with a cumulative effect of a change in accounting.

•
Consolidated property casualty insurance results: To supplement reporting segment disclosures related to our property casualty insurance operations, we also evaluate results for those operations on a basis that includes results for our property casualty insurance and brokerage services subsidiaries. That is the total of our commercial lines, personal lines and our excess and surplus lines segment plus our reinsurance assumed operations.

•
Life insurance subsidiary results: To supplement life insurance reporting segment disclosures related to our life insurance operation, we also evaluate results for that operation on a basis that includes life insurance subsidiary investment income, or investment income plus net realized investment gains, that are also included in our investments reporting segment. We recognize that assets under management, capital appreciation and investment income are integral to evaluating the success of the life insurance segment because of the long duration of life products.

•
Statutory accounting rules: For public reporting, insurance companies prepare financial statements in accordance with GAAP. However, insurers also must calculate certain data according to statutory accounting rules as defined in the NAIC’s Accounting Practices and Procedures Manual, which may be, and has been, modified by various state insurance departments. Statutory data is publicly available, and various organizations use it to calculate aggregate industry data, study industry trends and compare insurance companies.

•
Written premium: Under statutory accounting rules, property casualty written premium is the amount recorded for policies issued and recognized on an annualized basis at the effective date of the policy. Management analyzes trends in written premium to assess business efforts. Earned premium, used in both statutory and GAAP accounting, is calculated ratably over the policy term. The difference between written and earned premium is unearned premium.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation
Quick Reference			—	Fourth Quarter 2016
(all data shown is for the three months ended or at December 31, 2016)

(Dollars in millions except per share data)	12/31/2016	Year over year change %			12/31/2016	Year over year change %
Revenues:				Benefits and expenses:

Commercial lines net written premiums	$721	1		Commercial lines loss and loss expenses	$503	20
Personal lines net written premiums	283	6		Personal lines loss and loss expenses	226	23
Excess & surplus lines net written premiums	45	2		Excess & surplus lines loss and loss expenses	13	63
Cincinnati Re net written premiums	15	(55)		Cincinnati Re loss and loss expenses	9	68
Property casualty net written premiums	$1,064	1		Life and health contract holders' benefits incurred	58	(5)
Life and accident and health net written premiums	$61	5		Underwriting, acquisition and insurance expenses	359	1
Annuity net written premiums	10	17		Interest expenses	14	8
Life, annuity and accident and health net written premiums	$71	8		Other operating expenses	2	(33)
Commercial lines net earned premiums	$779	2		Total benefits & expenses	$1,184	13
Personal lines net earned premiums	297	6		Income before income taxes	128	(41)
Excess & surplus lines net earned premiums	47	7		Total income tax	28	(53)
Cincinnati Re net earned premiums	16	69
Property casualty net earned premiums	$1,139	4		Balance Sheet:
Life and accident and health net earned premiums	53	0
Investment income	153	2		Fixed maturity investments	$10,085
Realized investment gains and losses, net	(37)	8		Equity securities	5,334
Fee revenue	4	33		Other investments	81
Other revenue	—	(100)		Total invested assets	$15,500
Total revenues	1,312	4
				Loss and loss expense reserves	$5,085
				Life policy and investment contract reserves	2,671
Income:				Long-term debt and capital lease obligations	826
				Shareholders' equity	7,060
Net income	$100	(36)
Realized investment gains, net	(37)	8		Key ratios:
Income tax on unrealized investment gains	12	(14)
Realized investment gains, after tax	(25)	4		Commercial lines GAAP combined ratio	95.7%
Operating income	125	(31)		Personal lines GAAP combined ratio	104.4
				Excess & surplus lines GAAP combined ratio	58.7
				Cincinnati Re GAAP combined ratio	84.7
Per share (diluted):				Property casualty GAAP combined ratio	96.2

Net income	$0.60	(36)		Commercial lines STAT combined ratio	97.6%
Realized investment gains, net	(0.23)	4		Personal lines STAT combined ratio	105.3
Income tax on unrealized investment gains	0.08	0		Excess & surplus lines STAT combined ratio	60.2
Realized investment gains, after tax	(0.15)	6		Cincinnati Re STAT combined ratio	90.6
Operating income	0.75	(32)		Property casualty STAT combined ratio	97.9
Book value	42.95	10
Weighted average shares outstanding	166.5	0		Value creation ratio	0.4%

CINF Fourth-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Twelve Months Ended December 31, 2016

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$4,644	$—	$—	$—	$4,644
Life	—	—	290	—	—	290
Premiums ceded	—	(162)	(62)	—	—	(224)
Total earned premium	—	4,482	228	—	—	4,710
Investment income, net of expenses	56	384	155	—	—	595
Realized investment gains, net	27	89	8	—	—	124
Fee revenues	—	10	5	—	—	15
Other revenues	15	1	—	4	(15)	5
Total revenues	$98	$4,966	$396	$4	$(15)	$5,449

Benefits & expenses
Losses & contract holders' benefits	$—	$2,918	$303	$—	$(1)	$3,220
Reinsurance recoveries	—	(57)	(57)	—	1	(113)
Underwriting, acquisition and insurance expenses	—	1,389	76	—	—	1,465
Interest expense	52	—	—	1	—	53
Other operating expenses	27	—	—	1	(16)	12
Total expenses	$79	$4,250	$322	$2	$(16)	$4,637

Income before income taxes	$19	$716	$74	$2	$1	$812

Provision (benefit) for income taxes
Current operating income	$(23)	$167	$(6)	$1	$—	$139
Capital gains/losses	9	32	3	—	—	44
Deferred	8	1	29	—	—	38
Total provision (benefit) for income taxes	$(6)	$200	$26	$1	$—	$221

Net income - current year	$25	$516	$48	$1	$1	$591

Net income (loss) - prior year	$(9)	$596	$41	$3	$3	$634
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation and Subsidiaries
Consolidated Statements of Income for the Three Months Ended December 31, 2016

(Dollars in millions)	CFC	CONSOL P&C	CLIC	CFC-I	ELIM	Total
Revenues
Premiums earned:
Property casualty	$—	$1,182	$—	$—	$—	$1,182
Life	—	—	70	—	—	70
Premiums ceded	—	(43)	(17)	—	—	(60)
Total earned premium	—	1,139	53	—	—	1,192
Investment income, net of expenses	18	97	38	—	—	153
Realized investment gains (losses), net	(15)	(26)	4	—	—	(37)
Fee revenues	—	3	1	—	—	4
Other revenues	4	—	—	—	(4)	—
Total revenues	$7	$1,213	$96	$—	$(4)	$1,312

Benefits & expenses
Losses & contract holders' benefits	$—	$757	$75	$—	$—	$832
Reinsurance recoveries	—	(6)	(17)	—	—	(23)
Underwriting, acquisition and insurance expenses	—	345	14	—	—	359
Interest expense	13	—	—	1	—	14
Other operating expenses	6	—	—	—	(4)	2
Total expenses	$19	$1,096	$72	$1	$(4)	$1,184

Income (loss) before income taxes	$(12)	$117	$24	$(1)	$—	$128

Provision (benefit) for income taxes
Current operating income	$(5)	$28	$(1)	$—	$—	$22
Capital gains/losses	(5)	(9)	2	—	—	(12)
Deferred	2	9	7	—	—	18
Total provision (benefit) for income taxes	$(8)	$28	$8	$—	$—	$28

Net income (loss) - current year	$(4)	$89	$16	$(1)	$—	$100

Net income (loss) - prior year	$(16)	$161	$10	$2	$(1)	$156
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation
5-Year Net Income Reconciliation
(Dollars in millions except per share data)	Years ended December 31,
	2016	2015	2014	2013	2012
Net income	$591	$634	$525	$517	$421
Less:
Realized investment gains, net	124	70	133	83	42
Income tax on realized investment gains	(44)	(25)	(48)	(29)	(14)
Realized investment gains, after-tax	80	45	85	54	28
Operating income	$511	$589	$440	$463	$393

Diluted per share data:
Net income	$3.55	$3.83	$3.18	$3.12	$2.57
Less:
Realized investment gains, net	0.74	0.42	0.81	0.50	0.26
Income tax on realized investment gains	(0.26)	(0.15)	(0.29)	(0.18)	(0.09)
Realized investment gains, after-tax	0.48	0.27	0.52	0.32	0.17
Operating income	$3.07	$3.56	$2.66	$2.80	$2.40

Value creation ratio
Book value per share growth	9.6%	(2.3)%	7.9%	11.1%	7.4%
Shareholder dividend declared as a percentage of beginning book value	4.9	5.7	4.7	5.0	5.2
Value creation ratio	14.5%	3.4%	12.6%	16.1%	12.6%

Investment income
Investment income, net of expenses	$595	$572	$549	$529	$531
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Cincinnati Financial Corporation Insurance Subsidiaries
Selected Balance Sheet Data

(Dollars in millions)
	12/31/2016	9/30/2016	6/30/2016	3/31/2016	12/31/2015	9/30/2015	6/30/2015	3/31/2015
Cincinnati Insurance Consolidated
Fixed maturities (fair value)	$6,715	$6,843	$6,758	$6,607	$6,435	$6,472	$6,435	$6,325
Equities (fair value)	3,474	3,474	3,443	3,222	3,101	2,961	3,108	3,108
Fixed maturities - pretax net unrealized gain	163	384	414	301	234	283	280	387
Equities - pretax net unrealized gain	1,577	1,438	1,395	1,302	1,203	1,063	1,297	1,397
Loss and loss expense reserves - STAT	4,742	4,639	4,611	4,480	4,382	4,366	4,357	4,302
Shareholders' equity - GAAP	5,746	5,926	5,848	5,655	5,444	5,397	5,485	5,593
Policyholders' Surplus - STAT	4,686	4,679	4,600	4,534	4,413	4,324	4,419	4,436

The Cincinnati Life Insurance Company
Fixed maturities (fair value)	$3,316	$3,354	$3,320	$3,215	$3,154	$3,221	$3,176	$3,199
Equities (fair value)	9	9	9	9	9	9	8	9
Fixed maturities - pretax net unrealized gain	107	196	186	124	76	133	151	220
Equities - pretax net unrealized gain	4	4	4	4	4	4	3	4
Shareholders' equity - GAAP	939	979	962	911	872	897	896	927
Policyholders' Surplus - STAT	200	202	205	207	208	215	217	219

CINF Fourth-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2016	2015	Change	% Change	2016	2015	Change	% Change
Underwriting income
Net premiums written	$1,064	$1,055	$9	1	$4,580	$4,361	$219	5
Unearned premiums increase (decrease)	(75)	(40)	(35)	(88)	98	90	8	9
Earned premiums	$1,139	$1,095	$44	4	$4,482	$4,271	$211	5

Losses incurred	$618	$496	$122	25	$2,395	$2,125	$270	13
Defense and cost containment expenses incurred	68	62	6	10	206	214	(8)	(4)
Adjusting and other expenses incurred	65	58	7	12	260	233	27	12
Other underwriting expenses incurred	338	336	2	1	1,389	1,311	78	6
Workers compensation dividend incurred	3	4	(1)	(25)	15	15	—	0
Total underwriting deductions	$1,092	$956	$136	14	$4,265	$3,898	$367	9

Net underwriting profit	$47	$139	$(92)	(66)	$217	$373	$(156)	(42)

Investment income
Gross investment income earned	$99	$97	$2	2	$391	$379	$12	3
Net investment income earned	98	96	2	2	385	373	12	3
Realized capital gains and losses, net	(16)	(13)	(3)	(23)	65	49	16	33
Net investment gains (net of tax)	$82	$83	$(1)	(1)	$450	$422	$28	7

Other income	$2	$2	$—	0	$7	$7	$—	0

Net income before federal income taxes	$131	$224	$(93)	(42)	$674	$802	$(128)	(16)
Federal and foreign income taxes incurred	28	54	(26)	(48)	168	204	(36)	(18)
Net income (statutory)	$103	$170	$(67)	(39)	$506	$598	$(92)	(15)
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2016 Supplemental Financial Data

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Consolidated Cincinnati Insurance Companies
Losses Incurred Detail
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year losses greater than $5,000,000	$(7)	$10	$23	$—	$4	$8	$5	$12	$23	$17	$33	$25	$26	$29
Current accident year losses $1,000,000-$5,000,000	63	46	34	42	57	43	24	37	76	61	122	104	185	161
Large loss prior accident year reserve development	(10)	1	3	—	(3)	19	(4)	15	3	11	4	30	(6)	27
Total large losses incurred	$46	$57	$60	$42	$58	$70	$25	$64	$102	$89	$159	$159	$205	$217
Losses incurred but not reported	64	(7)	34	73	20	(31)	38	43	107	81	100	50	164	70
Other losses excluding catastrophe losses	430	467	399	402	406	441	417	418	801	835	1,269	1,276	1,699	1,682
Catastrophe losses	78	53	163	33	12	24	78	42	196	120	249	144	327	156
Total losses incurred	$618	$570	$656	$550	$496	$504	$558	$567	$1,206	$1,125	$1,777	$1,629	$2,395	$2,125
Commercial Lines
Current accident year losses greater than $5,000,000	$(7)	$10	$23	$—	$4	$8	$5	$12	$23	$17	$33	$25	$26	$29
Current accident year losses $1,000,000-$5,000,000	59	34	33	36	48	26	14	24	69	38	103	64	162	112
Large loss prior accident year reserve development	(6)	5	4	(1)	(3)	17	(4)	15	3	11	8	28	2	25
Total large losses incurred	$46	$49	$60	$35	$49	$51	$15	$51	$95	$66	$144	$117	$190	$166
Losses incurred but not reported	55	4	2	64	20	(17)	17	31	66	48	70	31	125	51
Other losses excluding catastrophe losses	269	287	244	255	253	277	274	272	499	546	786	823	1,055	1,076
Catastrophe losses	35	28	126	25	7	9	43	29	151	72	179	81	214	88
Total losses incurred	$405	$368	$432	$379	$329	$320	$349	$383	$811	$732	$1,179	$1,052	$1,584	$1,381
Personal Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	3	10	—	6	8	15	10	12	6	22	16	37	19	45
Large loss prior accident year reserve development	(3)	(3)	(2)	1	—	—	—	—	(1)	—	(4)	—	(7)	—
Total large losses incurred	$—	$7	$(2)	$7	$8	$15	$10	$12	$5	$22	$12	$37	$12	$45
Losses incurred but not reported	10	(9)	23	11	9	(12)	14	7	34	21	25	9	35	18
Other losses excluding catastrophe losses	150	168	141	133	141	155	136	134	274	270	442	425	592	566
Catastrophe losses	39	25	35	8	4	15	34	13	43	47	68	62	107	66
Total losses incurred	$199	$191	$197	$159	$162	$173	$194	$166	$356	$360	$547	$533	$746	$695
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—	$—
Current accident year losses $1,000,000-$5,000,000	—	2	1	—	1	2	—	1	1	1	3	3	3	4
Large loss prior accident year reserve development	—	(1)	1	—	1	2	—	—	1	—	—	2	—	3
Total large losses incurred	$—	$1	$2	$—	$2	$4	$—	$1	$2	$1	$3	$5	$3	$7
Losses incurred but not reported	—	(2)	9	(2)	(8)	(2)	7	5	7	12	5	10	5	2
Other losses excluding catastrophe losses	6	11	5	9	7	9	7	12	14	19	25	28	31	35
Catastrophe losses	1	—	2	—	—	—	1	—	2	1	2	1	3	1
Total losses incurred	$7	$10	$18	$7	$1	$11	$15	$18	$25	$33	$35	$44	$42	$45

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Ratio Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year losses greater than $5,000,000	(0.6)%	0.9%	2.0%	—%	0.5%	0.7%	0.5%	1.0%	1.0%	0.8%	1.0%	0.8%	0.6%	0.7%
Current accident year losses $1,000,000-$5,000,000	5.6	4.1	3.1	3.8	5.2	4.1	2.1	3.6	3.5	2.9	3.6	3.3	4.1	3.8
Large loss prior accident year reserve development	(0.9)	0.2	0.3	—	(0.2)	1.7	(0.3)	1.4	0.1	0.5	0.1	0.9	(0.1)	0.6
Total large loss ratio	4.1%	5.2%	5.4%	3.8%	5.5%	6.5%	2.3%	6.0%	4.6%	4.2%	4.7%	5.0%	4.6%	5.1%
Losses incurred but not reported	5.7	(0.7)	3.1	6.6	1.9	(2.9)	3.6	4.2	4.8	3.9	3.0	1.6	3.7	1.6
Other losses excluding catastrophe losses	37.5	41.3	35.7	36.8	36.9	40.9	39.6	40.1	36.2	39.8	38.1	40.2	37.8	39.5
Catastrophe losses	6.9	4.7	14.6	3.0	1.0	2.3	7.3	4.1	8.9	5.7	7.4	4.5	7.3	3.6
Total loss ratio	54.2%	50.5%	58.8%	50.2%	45.3%	46.8%	52.8%	54.4%	54.5%	53.6%	53.2%	51.3%	53.4%	49.8%
Commercial Lines
Current accident year losses greater than $5,000,000	(0.9)%	1.3%	2.9%	—%	0.7%	1.0%	0.7%	1.6%	1.5%	1.2%	1.4%	1.1%	0.8%	1.0%
Current accident year losses $1,000,000-$5,000,000	7.7	4.4	4.2	4.8	6.2	3.7	1.7	3.3	4.5	2.6	4.4	2.9	5.3	3.7
Large loss prior accident year reserve development	(0.8)	0.8	0.6	(0.2)	(0.4)	2.3	(0.5)	2.0	0.2	0.7	0.4	1.3	0.1	0.8
Total large loss ratio	6.0%	6.5%	7.7%	4.6%	6.5%	7.0%	1.9%	6.9%	6.2%	4.5%	6.2%	5.3%	6.2%	5.5%
Losses incurred but not reported	7.1	0.4	0.3	8.4	2.8	(2.4)	2.2	4.3	4.3	3.2	3.0	1.3	4.0	1.7
Other losses excluding catastrophe losses	34.4	36.7	31.6	33.6	33.1	36.3	37.0	37.1	32.6	37.0	34.1	36.8	34.2	35.9
Catastrophe losses	4.4	3.7	16.4	3.3	0.9	1.3	5.8	4.0	9.9	4.9	7.8	3.7	6.9	3.0
Total loss ratio	51.9%	47.3%	56.0%	49.9%	43.3%	42.2%	46.9%	52.3%	53.0%	49.6%	51.1%	47.1%	51.3%	46.1%
Personal Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	1.2	3.5	—	1.9	3.1	5.2	3.5	4.5	1.0	4.1	1.8	4.5	1.7	4.1
Large loss prior accident year reserve development	(1.2)	(1.1)	(0.7)	0.5	—	(0.2)	0.1	—	(0.1)	—	(0.4)	—	(0.6)	—
Total large loss ratio	—%	2.4%	(0.7)%	2.4%	3.1%	5.0%	3.6%	4.5%	0.9%	4.1%	1.4%	4.5%	1.1%	4.1%
Losses incurred but not reported	3.5	(3.2)	8.1	3.8	3.1	(4.2)	5.1	2.7	6.0	3.9	2.9	1.1	3.0	1.6
Other losses excluding catastrophe losses	50.2	57.7	48.9	47.1	49.9	56.3	50.0	49.9	47.9	49.8	51.2	52.0	51.0	51.6
Catastrophe losses	13.3	8.2	12.2	2.9	1.6	5.4	12.5	4.9	7.6	8.7	7.8	7.6	9.2	6.0
Total loss ratio	67.0%	65.1%	68.5%	56.2%	57.7%	62.5%	71.2%	62.0%	62.4%	66.5%	63.3%	65.2%	64.3%	63.3%
Excess & Surplus Lines
Current accident year losses greater than $5,000,000	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%	—%
Current accident year losses $1,000,000-$5,000,000	(0.1)	4.4	2.2	—	2.3	4.8	—	2.5	1.1	1.2	2.3	2.5	1.7	2.4
Large loss prior accident year reserve development	(0.1)	(2.0)	1.7	(0.4)	1.5	5.0	—	—	0.7	—	(0.3)	1.7	(0.3)	1.7
Total large loss ratio	(0.2)%	2.4%	3.9%	(0.4)%	3.8%	9.8%	—%	2.5%	1.8%	1.2%	2.0%	4.2%	1.4%	4.1%
Losses incurred but not reported	(0.6)	(2.9)	20.3	(5.4)	(19.5)	(4.4)	18.3	11.8	7.8	15.1	4.1	8.4	2.9	1.0
Other losses excluding catastrophe losses	12.6	21.8	12.7	20.8	16.8	21.2	17.5	29.9	16.6	23.5	18.4	22.7	16.8	21.2
Catastrophe losses	2.4	0.1	3.1	0.1	—	0.3	0.4	0.8	1.7	0.6	1.1	0.5	1.5	0.4
Total loss ratio	14.2%	21.4%	40.0%	15.1%	1.1%	26.9%	36.2%	45.0%	27.9%	40.4%	25.6%	35.8%	22.6%	26.7%
*Certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Loss Claim Count Detail
	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Consolidated
Current accident year reported losses greater than $5,000,000	—	1	3	—	1	1	1	2	3	3	4	4	3	5
Current accident year reported losses $1,000,000 - $5,000,000	38	29	15	27	37	28	14	27	46	42	76	74	113	112
Prior accident year reported losses on large losses	8	2	17	10	8	6	9	15	27	27	26	35	36	46
Non-Catastrophe reported losses on large losses total	46	32	35	37	46	35	24	44	76	72	106	113	152	163
Commercial Lines
Current accident year reported losses greater than $5,000,000	—	1	3	—	1	1	1	2	3	3	4	4	3	5
Current accident year reported losses $1,000,000 - $5,000,000	36	21	14	23	29	17	9	18	41	26	62	46	97	77
Prior accident year reported losses on large losses	8	1	15	8	6	5	9	14	23	26	23	32	33	41
Non-Catastrophe reported losses on large losses total	44	23	32	31	36	23	19	34	67	55	89	82	133	123
Personal Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	2	6	—	4	7	9	5	8	4	15	11	25	13	31
Prior accident year reported losses on large losses	—	—	1	2	1	—	—	1	3	1	2	1	2	2
Non-Catastrophe reported losses on large losses total	2	6	1	6	8	9	5	9	7	16	13	26	15	33
Excess & Surplus Lines
Current accident year reported losses greater than $5,000,000	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Current accident year reported losses $1,000,000 - $5,000,000	—	2	1	—	1	2	—	1	1	1	3	3	3	4
Prior accident year reported losses on large losses	—	1	1	—	1	1	—	—	1	—	1	2	1	3
Non-Catastrophe reported losses on large losses total	—	3	2	—	2	3	—	1	2	1	4	5	4	7
*The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Direct Written Premiums by Risk State by Line of Business for the Twelve Months Ended December 31, 2016
	Commercial Lines					Personal Lines			E & S	Consolidated		Comm'l Change %	Personal Change %	E & S Change %	Consol Change %
Risk State	Comm Casualty	Comm Property	Comm Auto	Workers' Comp	Other Comm	Personal Auto	Home Owner	Other Personal	All Lines	2016	2015
										Total	Total
OH	$158.2	$139.3	$84.3	$—	$35.1	$132.3	$109.9	$34.9	$15.6	$709.6	$689.7	4.9	(0.3)	10.3	2.9
IL	67.8	57.5	32.9	55.0	13.5	30.4	30.7	7.9	12.7	308.4	306.3	1.9	(3.5)	3.4	0.7
IN	55.8	53.1	32.8	30.8	12.9	33.9	36.3	8.0	11.5	275.1	275.4	1.1	(2.5)	(2.6)	(0.1)
GA	43.2	42.3	31.3	14.5	12.5	46.8	44.7	11.2	12.8	259.3	239.6	7.7	7.6	20.6	8.2
MI	47.8	40.8	25.9	18.7	10.7	55.0	35.6	5.9	7.6	248.0	236.6	1.4	11.7	(8.0)	4.8
PA	63.7	48.2	39.1	45.3	10.8	14.1	11.2	4.1	9.5	246.0	242.8	0.4	3.6	17.6	1.3
NC	48.7	55.4	24.4	17.7	12.6	37.1	31.7	8.4	8.7	244.7	230.6	4.4	8.5	20.2	6.1
TN	39.7	41.7	23.3	10.4	10.5	19.8	23.7	5.8	5.6	180.5	171.8	5.3	3.9	10.9	5.1
KY	29.4	36.8	21.0	3.5	7.4	29.4	28.3	6.5	5.2	167.5	160.3	5.2	4.1	(1.3)	4.6
AL	26.3	35.5	13.3	0.8	7.0	23.4	34.3	7.1	8.2	155.9	154.5	(1.7)	3.7	6.5	0.9
VA	34.7	31.5	21.7	18.4	10.9	13.8	11.1	3.8	4.8	150.7	146.6	2.1	8.1	(8.4)	2.8
TX	53.4	29.7	32.3	1.5	5.5	—	—	—	17.1	139.5	130.0	8.6	(63.3)	(1.2)	7.3
WI	30.7	27.3	14.2	27.9	6.5	9.4	9.8	3.8	4.4	134.0	129.6	2.7	3.4	24.2	3.4
MN	29.2	25.0	10.7	11.6	5.5	19.6	20.0	5.0	6.3	132.9	130.7	(0.7)	3.2	30.9	1.7
MO	30.6	34.5	16.6	14.2	6.0	8.0	11.0	2.3	8.4	131.6	124.9	3.4	13.2	11.9	5.4
NY	32.9	19.2	12.3	3.5	4.0	8.0	8.3	2.9	3.1	94.2	80.9	4.6	120.1	(10.1)	16.4
MD	22.6	13.3	17.0	11.8	3.8	10.8	8.8	2.4	2.6	93.1	85.7	2.9	32.2	9.4	8.7
IA	16.6	18.8	8.1	15.4	5.3	5.0	5.7	1.7	2.1	78.7	84.7	(8.5)	0.7	(6.1)	(7.1)
AR	11.7	21.2	11.6	2.2	4.4	10.5	11.3	2.7	2.8	78.4	71.7	10.8	7.6	(0.4)	9.3
SC	14.3	14.0	10.7	3.5	3.7	11.2	8.3	1.9	3.4	71.0	66.4	2.2	17.7	14.1	7.0
FL	26.7	15.4	10.0	0.9	2.9	4.5	1.7	0.7	8.2	71.0	68.6	1.1	7.5	18.7	3.5
AZ	18.9	11.0	13.9	5.8	2.8	6.4	4.8	1.9	3.2	68.7	62.3	9.2	12.2	16.5	10.1
UT	20.5	9.9	12.1	0.6	3.1	8.9	5.0	1.2	3.3	64.6	61.3	5.0	5.9	9.3	5.4
KS	10.6	14.5	6.4	5.9	3.3	4.6	6.9	1.3	1.9	55.4	55.0	1.6	(5.0)	29.2	0.7
CO	18.0	9.9	12.5	0.6	2.3	0.1	0.5	—	6.3	50.2	47.7	4.0	39.9	11.6	5.2
MT	18.1	11.3	9.7	0.1	2.0	2.9	2.9	0.7	1.3	49.0	46.3	6.8	(2.1)	17.3	5.8
OR	14.2	8.1	9.4	0.1	2.1	4.3	2.0	0.6	4.8	45.6	37.3	18.6	54.7	10.9	22.1
NE	10.2	11.9	5.6	9.1	2.2	0.8	1.1	0.3	1.8	43.0	42.4	1.5	4.4	(4.9)	1.4
ID	13.9	9.0	7.9	0.6	1.9	3.7	2.5	0.8	1.9	42.2	39.9	5.5	5.6	10.1	5.7
WV	8.7	8.9	7.0	1.0	1.4	—	0.5	0.1	3.0	30.6	32.6	(6.8)	0.1	(2.6)	(6.3)
VT	5.4	6.3	3.0	5.1	1.8	1.5	1.7	0.5	1.2	26.5	26.1	0.7	6.4	(1.0)	1.4
CT	4.8	4.7	2.3	2.1	0.8	4.6	4.1	1.5	1.4	26.3	18.1	7.2	188.8	59.4	45.2
WA	8.8	5.4	6.2	—	1.4	—	—	—	1.8	23.6	21.3	12.0	(3.9)	2.8	11.2
NM	8.7	5.2	5.6	0.9	1.8	—	—	—	1.0	23.2	20.5	13.1	68.4	10.5	13.0
ND	7.2	5.4	3.8	—	1.2	0.8	0.9	0.3	0.4	20.0	22.1	(11.3)	5.3	10.5	(9.5)
DE	6.0	3.9	3.1	3.8	1.0	—	—	—	0.7	18.5	16.3	13.5	(71.2)	15.7	13.5
NH	4.3	3.5	2.0	2.5	1.1	1.8	1.9	0.5	0.6	18.2	18.1	(0.5)	3.8	4.8	0.6
SD	3.3	3.8	1.9	2.4	0.9	—	—	—	0.6	12.9	12.8	0.5	2.5	0.4	0.5
WY	2.5	2.5	1.2	—	0.6	—	—	—	0.7	7.5	7.7	(3.1)	21.2	14.1	(1.5)
CA	0.7	0.3	1.3	1.8	0.2	0.4	1.5	0.4	0.2	6.8	4.7	(4.0)	nm	19.5	47.1
NJ	0.8	0.4	0.3	1.9	0.3	0.3	0.5	0.2	0.2	4.9	3.4	9.7	nm	233.4	44.9
All Other	2.8	1.7	1.7	3.0	2.2	—	0.5	—	1.7	13.6	13.4	(5.6)	48.2	87.1	1.1
Total	$1,072.4	$938.1	$610.4	$354.9	$225.9	$564.1	$519.7	$137.3	$198.6	$4,621.4	$4,436.7	3.2	6.0	8.3	4.2
Other Direct	—	3.1	3.7	7.0	—	10.3	0.3	—	—	24.4	24.5	(2.4)	2.2	nm	(0.5)
Total Direct	$1,072.4	$941.2	$614.1	$361.9	$225.9	$574.4	$520.0	$137.3	$198.6	$4,645.8	$4,461.2	3.2	6.0	8.3	4.1
*Dollar amounts shown are rounded to the nearest hundred thousand; certain amounts may not add due to rounding. Percentage changes are calculated based on whole dollar amounts. *nm - Not meaningful

CINF Fourth-Quarter 2016 Supplemental Financial Data

Quarterly Property Casualty Data - Commercial Lines
(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Commercial casualty:
Written premiums	$239	$259	$278	$285	$238	$247	$274	$266	$563	$540	$822	$787	$1,061	$1,025
Earned premiums	265	265	263	257	257	257	252	244	520	496	785	753	1,050	1,010
Current accident year before catastrophe losses	61.1%	57.4%	58.7%	60.2%	61.5%	53.6%	59.6%	59.2%	59.5%	59.4%	58.8%	57.4%	59.4%	58.5%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	3.7	(2.6)	(7.5)	(1.2)	(10.6)	(6.2)	(9.1)	1.1	(4.4)	(4.1)	(3.8)	(4.8)	(1.9)	(6.3)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	64.8%	54.8%	51.2%	59.0%	50.9%	47.4%	50.5%	60.3%	55.1%	55.3%	55.0%	52.6%	57.5%	52.2%
Commercial property:
Written premiums	$208	$224	$223	$225	$203	$218	$218	$206	$448	$424	$672	$642	$880	$845
Earned premiums	221	217	215	214	211	205	201	196	429	399	646	604	867	815
Current accident year before catastrophe losses	51.3%	47.7%	36.3%	51.4%	44.1%	47.0%	42.1%	53.6%	43.8%	47.8%	45.2%	47.5%	46.6%	46.6%
Current accident year catastrophe losses	17.4	11.5	57.6	13.6	5.0	5.2	19.6	16.7	35.7	18.2	27.5	13.8	25.0	11.5
Prior accident years before catastrophe losses	(0.6)	(2.7)	(5.4)	(1.7)	3.0	(0.2)	(2.0)	(1.9)	(3.6)	(2.0)	(3.3)	(1.4)	(2.6)	(0.3)
Prior accident years catastrophe losses	(1.3)	1.6	(1.0)	(2.2)	(1.3)	0.3	0.1	(3.8)	(1.6)	(1.8)	(0.5)	(1.1)	(0.7)	(1.1)
Total loss and loss expense ratio	66.8%	58.1%	87.5%	61.1%	50.8%	52.3%	59.8%	64.6%	74.3%	62.2%	68.9%	58.8%	68.3%	56.7%
Commercial auto:
Written premiums	$146	$151	$156	$158	$140	$137	$149	$149	$314	$298	$465	$435	$611	$575
Earned premiums	152	151	147	144	145	141	139	136	291	275	442	416	594	561
Current accident year before catastrophe losses	76.6%	76.9%	76.3%	77.5%	71.2%	71.4%	75.8%	72.3%	76.9%	74.1%	76.9%	73.1%	76.8%	72.6%
Current accident year catastrophe losses	—	0.8	2.2	0.6	0.1	—	1.3	—	1.4	0.7	1.2	0.5	0.9	0.4
Prior accident years before catastrophe losses	3.7	2.8	9.1	5.7	3.0	3.2	8.3	8.6	7.4	8.4	5.9	6.6	5.3	5.7
Prior accident years catastrophe losses	—	—	—	(0.1)	—	(0.1)	(0.2)	(0.1)	(0.1)	(0.2)	(0.1)	(0.1)	—	(0.1)
Total loss and loss expense ratio	80.3%	80.5%	87.6%	83.7%	74.3%	74.5%	85.2%	80.8%	85.6%	83.0%	83.9%	80.1%	83.0%	78.6%
Workers' compensation:
Written premiums	$78	$83	$86	$105	$81	$83	$89	$104	$191	$193	$274	$276	$352	$357
Earned premiums	86	90	89	89	91	93	90	93	178	183	268	276	354	367
Current accident year before catastrophe losses	68.4%	72.5%	70.9%	73.3%	73.2%	71.1%	77.6%	71.5%	72.2%	74.5%	72.2%	73.4%	71.3%	73.3%
Current accident year catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Prior accident years before catastrophe losses	(19.4)	(18.1)	(25.5)	(14.5)	(14.0)	(26.4)	(44.8)	(16.1)	(20.1)	(30.3)	(19.4)	(29.0)	(19.4)	(25.3)
Prior accident years catastrophe losses	—	—	—	—	—	—	—	—	—	—	—	—	—	—
Total loss and loss expense ratio	49.0%	54.4%	45.4%	58.8%	59.2%	44.7%	32.8%	55.4%	52.1%	44.2%	52.8%	44.4%	51.9%	48.0%
Other commercial:
Written premiums	$50	$60	$54	$54	$50	$60	$55	$58	$108	$113	$168	$173	$218	$223
Earned premiums	55	56	57	56	57	61	61	64	113	125	169	186	224	243
Current accident year before catastrophe losses	41.8%	41.5%	37.8%	46.3%	37.3%	45.9%	42.7%	54.4%	42.1%	48.6%	41.9%	47.7%	41.9%	45.3%
Current accident year catastrophe losses	2.1	1.6	3.8	0.6	0.4	1.2	3.4	9.7	2.2	6.6	2.0	4.9	2.0	3.8
Prior accident years before catastrophe losses	(8.6)	(19.1)	(28.2)	(22.9)	(2.9)	(9.8)	(13.6)	(0.2)	(25.5)	(6.7)	(23.4)	(7.7)	(19.8)	(6.6)
Prior accident years catastrophe losses	—	0.2	1.3	0.2	(0.7)	(2.1)	1.2	(2.6)	0.7	(0.7)	0.5	(1.2)	0.4	(1.1)
Total loss and loss expense ratio	35.3%	24.2%	14.7%	24.2%	34.1%	35.2%	33.7%	61.3%	19.5%	47.8%	21.0%	43.7%	24.5%	41.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Personal auto:
Written premiums	$132	$154	$154	$123	$124	$144	$142	$114	$277	$256	$431	$400	$563	$524
Earned premiums	140	137	135	131	130	128	125	123	266	248	403	376	543	506
Current accident year before catastrophe losses	79.0%	79.6%	79.5%	79.1%	76.6%	74.5%	79.7%	81.6%	79.3%	80.8%	79.4%	78.6%	79.3%	78.1%
Current accident year catastrophe losses	0.1	1.1	1.9	1.0	0.7	0.6	2.3	0.2	1.4	1.2	1.3	1.0	1.0	0.9
Prior accident years before catastrophe losses	2.2	6.8	10.6	(6.3)	2.3	1.2	5.8	3.0	2.3	4.4	3.8	3.3	3.4	3.0
Prior accident years catastrophe losses	(0.1)	(0.2)	(0.1)	(0.3)	(0.1)	(0.1)	(0.1)	(0.2)	(0.2)	(0.3)	(0.2)	(0.2)	(0.2)	(0.1)
Total loss and loss expense ratio	81.2%	87.3%	91.9%	73.5%	79.5%	76.2%	87.7%	84.6%	82.8%	86.1%	84.3%	82.7%	83.5%	81.9%
Homeowner:
Written premiums	$119	$138	$140	$103	$112	$132	$132	$98	$243	$230	$381	$362	$500	$474
Earned premiums	124	122	121	119	118	117	114	114	240	228	362	345	486	463
Current accident year before catastrophe losses	47.0%	46.8%	49.1%	51.5%	50.2%	52.8%	52.9%	55.5%	50.3%	54.1%	49.1%	53.7%	48.6%	52.8%
Current accident year catastrophe losses	31.7	19.5	25.4	6.4	3.9	12.6	25.6	12.3	16.0	19.0	17.1	16.8	20.9	13.5
Prior accident years before catastrophe losses	1.1	0.5	(0.8)	(5.2)	—	(1.0)	(2.4)	(5.1)	(3.0)	(3.7)	(1.8)	(2.8)	(1.1)	(2.1)
Prior accident years catastrophe losses	(0.7)	(0.9)	0.8	(1.6)	(0.5)	(0.1)	(0.3)	(1.2)	(0.4)	(0.7)	(0.5)	(0.5)	(0.6)	(0.5)
Total loss and loss expense ratio	79.1%	65.9%	74.5%	51.1%	53.6%	64.3%	75.8%	61.5%	62.9%	68.7%	63.9%	67.2%	67.8%	63.7%
Other personal:
Written premiums	$32	$37	$36	$30	$30	$36	$35	$29	$66	$64	$103	$100	$135	$130
Earned premiums	33	34	32	33	32	32	33	31	65	64	99	96	132	128
Current accident year before catastrophe losses	48.2%	60.2%	42.0%	44.2%	49.9%	70.1%	58.2%	49.6%	43.1%	53.9%	48.9%	59.4%	48.7%	57.0%
Current accident year catastrophe losses	5.5	2.6	4.7	5.8	0.3	1.2	8.4	2.8	5.2	5.6	4.4	4.1	4.7	3.2
Prior accident years before catastrophe losses	(9.4)	(11.5)	(13.5)	(4.6)	4.1	7.6	(4.9)	1.1	(9.0)	(1.9)	(9.9)	1.3	(9.8)	2.0
Prior accident years catastrophe losses	(0.4)	(0.4)	—	0.3	(0.1)	(0.1)	—	(0.8)	0.1	(0.4)	(0.1)	(0.3)	(0.2)	(0.3)
Total loss and loss expense ratio	43.9%	50.9%	33.2%	45.7%	54.2%	78.8%	61.7%	52.7%	39.4%	57.2%	43.3%	64.5%	43.4%	61.9%

Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Excess & Surplus:
Written premiums	$45	$48	$51	$45	$44	$43	$46	$42	$96	$88	$144	$131	$189	$175
Earned premiums	47	48	45	43	44	42	42	40	88	82	136	124	183	168
Current accident year before catastrophe losses	41.4%	57.2%	56.7%	63.1%	51.3%	56.9%	69.3%	72.1%	59.8%	70.7%	58.9%	65.9%	54.4%	62.1%
Current accident year catastrophe losses	2.6	0.2	3.2	0.3	0.2	0.3	0.6	1.2	1.9	0.9	1.3	0.7	1.6	0.5
Prior accident years before catastrophe losses	(14.7)	(25.5)	(1.9)	(31.5)	(32.5)	(15.4)	(20.2)	(13.6)	(16.4)	(17.0)	(19.6)	(16.4)	(18.3)	(20.6)
Prior accident years catastrophe losses	—	—	—	(0.2)	(0.1)	0.1	(0.1)	(0.3)	(0.1)	(0.2)	(0.1)	(0.1)	(0.1)	(0.1)
Total loss and loss expense ratio	29.3%	31.9%	58.0%	31.7%	18.9%	41.9%	49.6%	59.4%	45.2%	54.4%	40.5%	50.1%	37.6%	41.9%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently

CINF Fourth-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the twelve months ended December 31, 2016
Commercial casualty	$313	$163	$476	$32	$91	$14	$137	$345	$91	$177	$613
Commercial property	493	41	534	61	—	16	77	554	—	57	611
Commercial auto	354	61	415	43	20	14	77	397	20	75	492
Workers' compensation	163	35	198	(8)	4	4	—	155	4	39	198
Other commercial	66	18	84	(21)	2	(17)	(36)	45	2	1	48
Total commercial lines	1,389	318	1,707	107	117	31	255	1,496	117	349	1,962

Personal auto	352	61	413	16	32	(4)	44	368	32	57	457
Homeowners	267	28	295	22	9	4	35	289	9	32	330
Other personal	62	4	66	(6)	(3)	—	(9)	56	(3)	4	57
Total personal lines	681	93	774	32	38	—	70	713	38	93	844

Excess & surplus lines	35	21	56	3	5	6	14	38	5	27	70
Cincinnati Re	3	1	4	8	27	1	36	11	27	2	40
Total property casualty	$2,108	$433	$2,541	$150	$187	$38	$375	$2,258	$187	$471	$2,916

Ceded loss and loss expense incurred for the twelve months ended December 31, 2016
Commercial casualty	$4	$1	$5	$3	$(1)	$3	$5	$7	$(1)	$4	$10
Commercial property	12	—	12	6	—	—	6	18	—	—	18
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	13	1	14	2	(3)	—	(1)	15	(3)	1	13
Other commercial	1	—	1	(8)	—	—	(8)	(7)	—	—	(7)
Total commercial lines	30	2	32	3	(4)	3	2	33	(4)	5	34

Personal auto	2	—	2	—	2	(1)	1	2	2	(1)	3
Homeowners	1	—	1	—	—	—	—	1	—	—	1
Other personal	—	—	—	—	—	—	—	—	—	—	—
Total personal lines	3	—	3	—	2	(1)	1	3	2	(1)	4

Excess & surplus lines	1	—	1	2	(1)	—	1	3	(1)	—	2
Cincinnati Re	2	—	2	3	9	1	13	5	9	1	15
Total property casualty	$36	$2	$38	$8	$6	$3	$17	$44	$6	$5	$55

Net loss and loss expense incurred for the twelve months ended December 31, 2016
Commercial casualty	$309	$162	$471	$29	$92	$11	$132	$338	$92	$173	$603
Commercial property	481	41	522	55	—	16	71	536	—	57	593
Commercial auto	354	61	415	43	20	14	77	397	20	75	492
Workers' compensation	150	34	184	(10)	7	4	1	140	7	38	185
Other commercial	65	18	83	(13)	2	(17)	(28)	52	2	1	55
Total commercial lines	1,359	316	1,675	104	121	28	253	1,463	121	344	1,928

Personal auto	350	61	411	16	30	(3)	43	366	30	58	454
Homeowners	266	28	294	22	9	4	35	288	9	32	329
Other personal	62	4	66	(6)	(3)	—	(9)	56	(3)	4	57
Total personal lines	678	93	771	32	36	1	69	710	36	94	840

Excess & surplus lines	34	21	55	1	6	6	13	35	6	27	68
Cincinnati Re	1	1	2	5	18	—	23	6	18	1	25
Total property casualty	$2,072	$431	$2,503	$142	$181	$35	$358	$2,214	$181	$466	$2,861

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Cincinnati Insurance Companies Consolidated
Loss and Loss Expense Analysis
(Dollars in millions)				Change in	Change in	Change in	Total			Loss
	Paid	Paid loss	Total	case	IBNR	loss expense	change in	Case	IBNR	expense	Total
	losses	expense	paid	reserves	reserves	reserves	reserves	incurred	incurred	incurred	incurred
Gross loss and loss expense incurred for the three months ended December 31, 2016
Commercial casualty	$76	$43	$119	$11	$38	$9	$58	$87	$38	$52	$177
Commercial property	126	12	138	(27)	25	3	1	99	25	15	139
Commercial auto	94	15	109	17	(9)	5	13	111	(9)	20	122
Workers' compensation	39	8	47	—	(7)	3	(4)	39	(7)	11	43
Other commercial	14	4	18	(2)	3	(1)	—	12	3	3	18
Total commercial lines	349	82	431	(1)	50	19	68	348	50	101	499

Personal auto	92	14	106	5	1	3	9	97	1	17	115
Homeowners	77	8	85	8	4	1	13	85	4	9	98
Other personal	18	1	19	(4)	—	—	(4)	14	—	1	15
Total personal lines	187	23	210	9	5	4	18	196	5	27	228

Excess & surplus lines	9	5	14	—	—	1	1	9	—	6	15
Cincinnati Re	2	—	2	4	6	1	11	6	6	1	13
Total property casualty	$547	$110	$657	$12	$61	$25	$98	$559	$61	$135	$755

Ceded loss and loss expense incurred for the three months ended December 31, 2016
Commercial casualty	$3	$—	$3	$—	$—	$2	$2	$3	$—	$2	$5
Commercial property	—	—	—	(9)	—	—	(9)	(9)	—	—	(9)
Commercial auto	—	—	—	—	—	—	—	—	—	—	—
Workers' compensation	3	1	4	(1)	(1)	—	(2)	2	(1)	1	2
Other commercial	(1)	—	(1)	—	—	(1)	(1)	(1)	—	(1)	(2)
Total commercial lines	5	1	6	(10)	(1)	1	(10)	(5)	(1)	2	(4)

Personal auto	—	—	—	—	1	(1)	—	—	1	(1)	—
Homeowners	1	—	1	—	—	—	—	1	—	—	1
Other personal	—	—	—	—	1	—	1	—	1	—	1
Total personal lines	1	—	1	—	2	(1)	1	1	2	(1)	2

Excess & surplus lines	—	—	—	2	—	—	2	2	—	—	2
Cincinnati Re	1	(1)	—	1	2	1	4	2	2	—	4
Total property casualty	$7	$—	$7	$(7)	$3	$1	$(3)	$—	$3	$1	$4

Net loss and loss expense incurred for the three months ended December 31, 2016
Commercial casualty	$73	$43	$116	$11	$38	$7	$56	$84	$38	$50	$172
Commercial property	126	12	138	(18)	25	3	10	108	25	15	148
Commercial auto	94	15	109	17	(9)	5	13	111	(9)	20	122
Workers' compensation	36	7	43	1	(6)	3	(2)	37	(6)	10	41
Other commercial	15	4	19	(2)	3	—	1	13	3	4	20
Total commercial lines	344	81	425	9	51	18	78	353	51	99	503

Personal auto	92	14	106	5	—	4	9	97	—	18	115
Homeowners	76	8	84	8	4	1	13	84	4	9	97
Other personal	18	1	19	(4)	(1)	—	(5)	14	(1)	1	14
Total personal lines	186	23	209	9	3	5	17	195	3	28	226

Excess & surplus lines	9	5	14	(2)	—	1	(1)	7	—	6	13
Cincinnati Re	1	1	2	3	4	—	7	4	4	1	9
Total property casualty	$540	$110	$650	$19	$58	$24	$101	$559	$58	$134	$751

*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Consolidated

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums	$951	$1,036	$1,057	$1,028	$925	$999	$1,018	$983	$2,085	$2,001	$3,121	$3,000	$4,072	$3,925
Agency new business written premiums	134	149	143	125	140	138	138	116	268	254	417	392	551	532
Cincinnati Re net written premiums	15	21	16	19	33	—	—	—	35	—	56	—	71	33
Other written premiums	(36)	(31)	(22)	(25)	(43)	(39)	(14)	(33)	(47)	(47)	(78)	(86)	(114)	(129)
Net written premiums – statutory*	$1,064	$1,175	$1,194	$1,147	$1,055	$1,098	$1,142	$1,066	$2,341	$2,208	$3,516	$3,306	$4,580	$4,361
Unearned premium change	75	(42)	(80)	(51)	40	(22)	(83)	(25)	(131)	(108)	(173)	(130)	(98)	(90)
Earned premiums	$1,139	$1,133	$1,114	$1,096	$1,095	$1,076	$1,059	$1,041	$2,210	$2,100	$3,343	$3,176	$4,482	$4,271
Year over year change %
Agency renewal written premiums	3%	4%	4%	5%	2%	4%	5%	3%	4%	4%	4%	4%	4%	3%
Agency new business written premiums	(4)	8	4	8	15	10	4	(6)	6	(1)	6	3	4	6
Cincinnati Re net written premiums	(55)	nm	nm	—	—	—	—	—	nm	—	nm	—	115	—
Other written premiums	16	21	(57)	24	(5)	15	44	21	—	30	9	24	12	16
Net written premiums – statutory*	1	7	5	8	7	6	6	3	6	4	6	5	5	5
Paid losses and loss expenses
Losses paid	$540	$553	$522	$457	$498	$511	$501	$448	$979	$949	$1,532	$1,460	$2,072	$1,958
Loss expenses paid	110	109	107	105	103	93	97	98	212	195	321	288	431	391
Loss and loss expenses paid	$650	$662	$629	$562	$601	$604	$598	$546	$1,191	$1,144	$1,853	$1,748	$2,503	$2,349
Incurred losses and loss expenses
Loss and loss expense incurred	$751	$690	$759	$661	$616	$613	$654	$689	$1,420	$1,343	$2,110	$1,956	$2,861	$2,572
Loss and loss expenses paid as a % of incurred	86.6%	95.9%	82.9%	85.0%	97.6%	98.5%	91.4%	79.2%	83.9%	85.2%	87.8%	89.4%	87.5%	91.3%
Statutory combined ratio
Loss ratio	54.2%	50.5%	58.8%	50.2%	45.3%	46.8%	52.7%	54.4%	54.5%	53.6%	53.2%	51.3%	53.4%	49.8%
Loss adjustment expense ratio	11.7	10.5	9.4	10.1	11.0	10.1	9.1	11.7	9.7	10.3	9.9	10.2	10.4	10.4
Net underwriting expense ratio	32.0	30.9	29.7	29.9	32.3	30.6	28.9	30.0	29.9	29.4	30.3	29.8	30.7	30.4
Statutory combined ratio	97.9%	91.9%	97.9%	90.2%	88.6%	87.5%	90.7%	96.1%	94.1%	93.3%	93.4%	91.3%	94.5%	90.6%
Contribution from catastrophe losses	7.1	4.9	14.8	3.1	1.2	2.5	7.5	4.1	9.0	5.8	7.6	4.7	7.5	3.7
Statutory combined ratio excl. catastrophe losses	90.8%	87.0%	83.1%	87.1%	87.4%	85.0%	83.2%	92.0%	85.1%	87.5%	85.8%	86.6%	87.0%	86.9%
GAAP combined ratio
GAAP combined ratio	96.2%	92.4%	99.3%	91.4%	87.0%	87.8%	92.4%	97.5%	95.4%	94.9%	94.4%	92.5%	94.8%	91.1%
Contribution from catastrophe losses	7.1	4.9	14.8	3.1	1.2	2.5	7.5	4.1	9.0	5.8	7.6	4.7	7.5	3.7
GAAP combined ratio excl. catastrophe losses	89.1%	87.5%	84.5%	88.3%	85.8%	85.3%	84.9%	93.4%	86.4%	89.1%	86.8%	87.8%	87.3%	87.4%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Commercial Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums	$658	$698	$718	$758	$649	$678	$699	$730	$1,476	$1,429	$2,174	$2,107	$2,832	$2,756
Agency new business written premiums	91	101	93	87	97	96	93	79	180	172	281	268	372	365
Other written premiums	(28)	(22)	(14)	(18)	(34)	(31)	(5)	(26)	(32)	(31)	(54)	(62)	(82)	(96)
Net written premiums – statutory*	$721	$777	$797	$827	$712	$743	$787	$783	$1,624	$1,570	$2,401	$2,313	$3,122	$3,025
Unearned premium change	58	2	(26)	(67)	49	14	(42)	(50)	(93)	(92)	(91)	(78)	(33)	(29)
Earned premiums	$779	$779	$771	$760	$761	$757	$745	$733	$1,531	$1,478	$2,310	$2,235	$3,089	$2,996
Year over year change %
Agency renewal written premiums	1%	3%	3%	4%	1%	4%	4%	2%	3%	3%	3%	4%	3%	3%
Agency new business written premiums	(6)	5	—	10	13	8	(2)	(12)	5	(7)	5	(2)	2	1
Other written premiums	18	29	(180)	31	(6)	14	69	19	(3)	35	13	26	15	17
Net written premiums – statutory*	1	5	1	6	2	6	5	2	3	3	4	4	3	4
Paid losses and loss expenses
Losses paid	$344	$373	$342	$300	$331	$324	$329	$303	$642	$632	$1,015	$956	$1,359	$1,287
Loss expenses paid	81	80	78	76	76	68	71	73	154	144	234	212	316	288
Loss and loss expenses paid	$425	$453	$420	$376	$407	$392	$400	$376	$796	$776	$1,249	$1,168	$1,675	$1,575
Incurred losses and loss expenses
Loss and loss expense incurred	$503	$456	$500	$469	$419	$398	$417	$474	$969	$891	$1,425	$1,289	$1,928	$1,708
Loss and loss expenses paid as a % of incurred	84.5%	99.3%	84.0%	80.2%	97.1%	98.5%	95.9%	79.3%	82.1%	87.1%	87.6%	90.6%	86.9%	92.2%
Statutory combined ratio
Loss ratio	51.9%	47.3%	56.0%	49.9%	43.3%	42.2%	46.9%	52.2%	53.0%	49.6%	51.1%	47.1%	51.3%	46.1%
Loss adjustment expense ratio	12.7	11.2	8.9	11.8	11.8	10.2	9.1	12.5	10.3	10.7	10.6	10.5	11.1	10.9
Net underwriting expense ratio	33.0	32.6	30.9	29.7	33.5	32.2	29.9	29.9	30.3	29.9	31.0	30.6	31.5	31.3
Statutory combined ratio	97.6%	91.1%	95.8%	91.4%	88.6%	84.6%	85.9%	94.6%	93.6%	90.2%	92.7%	88.2%	93.9%	88.3%
Contribution from catastrophe losses	4.7	3.9	16.6	3.4	1.0	1.4	5.9	4.0	10.0	5.0	8.0	3.8	7.1	3.1
Statutory combined ratio excl. catastrophe losses	92.9%	87.2%	79.2%	88.0%	87.6%	83.2%	80.0%	90.6%	83.6%	85.2%	84.7%	84.4%	86.8%	85.2%
GAAP combined ratio
GAAP combined ratio	95.7%	90.8%	96.8%	93.6%	86.8%	84.0%	87.2%	96.6%	95.2%	91.9%	93.7%	89.2%	94.2%	88.6%
Contribution from catastrophe losses	4.7	3.9	16.6	3.4	1.0	1.4	5.9	4.0	10.0	5.0	8.0	3.8	7.1	3.1
GAAP combined ratio excl. catastrophe losses	91.0%	86.9%	80.2%	90.2%	85.8%	82.6%	81.3%	92.6%	85.2%	86.9%	85.7%	85.4%	87.1%	85.5%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Personal Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums	$258	$303	$302	$236	$245	$288	$285	$223	$538	$508	$841	$796	$1,099	$1,041
Agency new business written premiums	31	32	34	25	27	30	30	24	59	54	91	84	122	111
Other written premiums	(6)	(6)	(6)	(5)	(6)	(6)	(6)	(6)	(11)	(12)	(17)	(18)	(23)	(24)
Net written premiums – statutory*	$283	$329	$330	$256	$266	$312	$309	$241	$586	$550	$915	$862	$1,198	$1,128
Unearned premium change	14	(36)	(42)	27	14	(35)	(37)	27	(15)	(10)	(51)	(45)	(37)	(31)
Earned premiums	$297	$293	$288	$283	$280	$277	$272	$268	$571	$540	$864	$817	$1,161	$1,097
Year over year change %
Agency renewal written premiums	5%	5%	6%	6%	5%	4%	3%	2%	6%	3%	6%	3%	6%	4%
Agency new business written premiums	15	7	13	4	13	30	25	14	9	20	8	24	10	21
Other written premiums	—	—	—	17	25	14	—	25	8	14	6	14	4	17
Net written premiums – statutory*	6	5	7	6	7	6	5	4	7	5	6	5	6	6
Paid losses and loss expenses
Losses paid	$186	$173	$168	$151	$160	$180	$165	$139	$319	$304	$492	$484	$678	$644
Loss expenses paid	23	24	23	24	23	20	22	22	47	44	71	64	93	87
Loss and loss expenses paid	$209	$197	$191	$175	$183	$200	$187	$161	$366	$348	$563	$548	$771	$731
Incurred losses and loss expenses
Loss and loss expense incurred	$226	$217	$224	$173	$184	$198	$216	$191	$397	$407	$614	$605	$840	$789
Loss and loss expenses paid as a % of incurred	92.5%	90.8%	85.3%	101.2%	99.5%	101.0%	86.6%	84.3%	92.2%	85.5%	91.7%	90.6%	91.8%	92.6%
Statutory combined ratio
Loss ratio	67.0%	65.1%	68.5%	56.2%	57.7%	62.5%	71.1%	61.9%	62.4%	66.6%	63.3%	65.2%	64.3%	63.3%
Loss adjustment expense ratio	9.1	9.1	9.5	4.7	8.0	9.0	8.5	9.1	7.1	8.8	7.8	8.8	8.1	8.6
Net underwriting expense ratio	29.2	27.1	27.2	31.1	29.4	27.0	26.2	30.4	28.9	28.0	28.2	27.7	28.4	28.1
Statutory combined ratio	105.3%	101.3%	105.2%	92.0%	95.1%	98.5%	105.8%	101.4%	98.4%	103.4%	99.3%	101.7%	100.8%	100.0%
Contribution from catastrophe losses	13.6	8.4	12.4	3.0	1.8	5.6	12.6	4.9	7.7	8.8	8.0	7.7	9.4	6.2
Statutory combined ratio excl. catastrophe losses	91.7%	92.9%	92.8%	89.0%	93.3%	92.9%	93.2%	96.5%	90.7%	94.6%	91.3%	94.0%	91.4%	93.8%
GAAP combined ratio
GAAP combined ratio	104.4%	103.4%	107.5%	90.1%	94.0%	100.9%	109.2%	101.4%	98.9%	105.3%	100.4%	103.8%	101.4%	101.3%
Contribution from catastrophe losses	13.6	8.4	12.4	3.0	1.8	5.6	12.6	4.9	7.7	8.8	8.0	7.7	9.4	6.2
GAAP combined ratio excl. catastrophe losses	90.8%	95.0%	95.1%	87.1%	92.2%	95.3%	96.6%	96.5%	91.2%	96.5%	92.4%	96.1%	92.0%	95.1%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2016 Supplemental Financial Data

Consolidated Cincinnati Insurance Companies
Quarterly Property Casualty Data - Excess & Surplus Lines

(Dollars in millions)	Three months ended								Six months ended		Nine months ended		Twelve months ended
	12/31/16	9/30/16	6/30/16	3/31/16	12/31/15	9/30/15	6/30/15	3/31/15	6/30/16	6/30/15	9/30/16	9/30/15	12/31/16	12/31/15
Premiums
Agency renewal written premiums	$35	$35	$37	$34	$31	$33	$34	$30	$71	$64	$106	$97	$141	$128
Agency new business written premiums	12	16	16	13	16	12	15	13	29	28	45	40	57	56
Other written premiums	(2)	(3)	(2)	(2)	(3)	(2)	(3)	(1)	(4)	(4)	(7)	(6)	(9)	(9)
Net written premiums – statutory*	$45	$48	$51	$45	$44	$43	$46	$42	$96	$88	$144	$131	$189	$175
Unearned premium change	2	—	(6)	(2)	—	(1)	(4)	(2)	(8)	(6)	(8)	(7)	(6)	(7)
Earned premiums	$47	$48	$45	$43	$44	$42	$42	$40	$88	$82	$136	$124	$183	$168
Year over year change %
Agency renewal written premiums	13%	6%	9%	13%	11%	14%	17%	20%	11%	19%	9%	17%	10%	15%
Agency new business written premiums	(25)	33	7	—	33	(8)	7	8	4	8	13	3	2	10
Other written premiums	33	(50)	33	(100)	(200)	33	—	50	—	20	(17)	25	—	—
Net written premiums – statutory*	2	12	11	7	13	10	15	20	9	17	10	15	9	14
Paid losses and loss expenses
Losses paid	$9	$7	$12	$6	$6	$8	$8	$5	$18	$13	$25	$21	$34	$27
Loss expenses paid	5	6	5	5	5	4	3	4	10	7	16	11	21	16
Loss and loss expenses paid	$14	$13	$17	$11	$11	$12	$11	$9	$28	$20	$41	$32	$55	$43
Incurred losses and loss expenses
Loss and loss expense incurred	$13	$15	$27	$13	$8	$17	$21	$24	$40	$45	$55	$62	$68	$70
Loss and loss expenses paid as a % of incurred	107.7%	86.7%	63.0%	84.6%	137.5%	70.6%	52.4%	37.5%	70.0%	44.4%	74.5%	51.6%	80.9%	61.4%
Statutory combined ratio
Loss ratio	14.2%	21.4%	40.0%	15.1%	1.1%	26.9%	36.1%	44.9%	27.9%	40.4%	25.6%	35.8%	22.6%	26.7%
Loss adjustment expense ratio	15.1	10.5	18.0	16.6	17.8	15.0	13.5	14.5	17.3	14.0	14.9	14.3	15.0	15.2
Net underwriting expense ratio	30.9	30.8	29.9	30.3	31.8	29.4	29.1	29.9	30.1	29.5	30.4	29.5	30.5	30.0
Statutory combined ratio	60.2%	62.7%	87.9%	62.0%	50.7%	71.3%	78.7%	89.3%	75.3%	83.9%	70.9%	79.6%	68.1%	71.9%
Contribution from catastrophe losses	2.6	0.2	3.2	0.2	0.1	0.4	0.5	0.9	1.8	0.7	1.2	0.6	1.5	0.4
Statutory combined ratio excl. catastrophe losses	57.6%	62.5%	84.7%	61.8%	50.6%	70.9%	78.2%	88.4%	73.5%	83.2%	69.7%	79.0%	66.6%	71.5%
GAAP combined ratio
GAAP combined ratio	58.7%	61.3%	87.4%	61.1%	48.1%	69.9%	76.0%	88.3%	74.6%	82.1%	69.9%	77.9%	67.0%	70.0%
Contribution from catastrophe losses	2.6	0.2	3.2	0.2	0.1	0.4	0.5	0.9	1.8	0.7	1.2	0.6	1.5	0.4
GAAP combined ratio excl. catastrophe losses	56.1%	61.1%	84.2%	60.9%	48.0%	69.5%	75.5%	87.4%	72.8%	81.4%	68.7%	77.3%	65.5%	69.6%
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding. Ratios are calculated based on whole dollar amounts. The sum of quarterly amounts may not equal the full year as each is computed independently.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2016 Supplemental Financial Data

The Cincinnati Life Insurance Company
Statutory Statements of Income

	For the Three Months Ended December 31,				For the Twelve Months Ended December 31,
(Dollars in millions)	2016	2015	Change	% Change	2016	2015	Change	% Change
Net premiums written	$70	$65	$5	8	$276	$250	$26	10
Net investment income	40	39	1	3	159	154	5	3
Amortization of interest maintenance reserve	2	1	1	100	6	4	2	50
Commissions and expense allowances on reinsurance ceded	1	2	(1)	(50)	5	6	(1)	(17)
Income from fees associated with Separate Accounts	1	2	(1)	(50)	5	6	(1)	(17)
Total revenues	$114	$109	$5	5	$451	$420	$31	7

Death benefits and matured endowments	$19	$32	$(13)	(41)	$100	$101	$(1)	(1)
Annuity benefits	21	20	1	5	70	64	6	9
Disability benefits and benefits under accident and health contracts	—	—	—	nm	2	2	—	0
Surrender benefits and group conversions	3	4	(1)	(25)	17	17	—	0
Interest and adjustments on deposit-type contract funds	3	2	1	50	9	10	(1)	(10)
Increase in aggregate reserves for life and accident and health contracts	45	40	5	13	181	164	17	10
Total benefit expenses	$91	$98	$(7)	(7)	$379	$358	$21	6

Commissions	$11	$10	$1	10	$42	$38	$4	11
General insurance expenses and taxes	12	11	1	9	45	42	3	7
Increase in loading on deferred and uncollected premiums	—	1	(1)	(100)	(4)	—	(4)	nm
Net transfers from Separate Accounts	—	(7)	7	100	(6)	(7)	1	14
Total underwriting expenses	$23	$15	$8	53	$77	$73	$4	5

Federal and foreign income tax benefit	—	(2)	2	100	(2)	(6)	4	67

Net loss from operations before realized capital gains	$—	$(2)	$2	100	$(3)	$(5)	$2	40

Realized gains and losses net of capital gains tax, net	—	(3)	3	100	5	(6)	11	nm

Net income (loss) (statutory)	$—	$(5)	$5	100	$2	$(11)	$13	nm
*Dollar amounts shown are rounded to millions; certain amounts may not add due to rounding.
*nm - Not meaningful
*Statutory data prepared in accordance with statutory accounting rules as defined by the National Association of Insurance Commissioners and filed with the appropriate regulatory bodies.

CINF Fourth-Quarter 2016 Supplemental Financial Data